ALLIANCE TECHNOLOGY FUND

ANNUAL REPORT
NOVEMBER 30, 1996



LETTER TO SHAREHOLDERS                                 ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

January 15, 1997

Dear Shareholder:

We are pleased to provide an update of the Alliance Technology Fund's performance and investment activity for the fiscal year ended November 30, 1996. The returns of the technology sector did not match those of the overall U.S. stock market as can be seen in the table below by the performance of the unmanaged Pacific Stock Exchange (PSE) High Tech Index and the S&P 500 Stock Index, also unmanaged. Technology stocks in general underwent a correction in late 1995 and early 1996, which resulted in underperformance compared to the broad U.S. market, represented here by the S&P 500.

While the Fund underperformed the PSE High Tech Index, the Fund outperformed its peer group average for the fiscal year. The 52 funds tracked by the Lipper Science and Technology Fund Average, which have investment objectives similar to that of the Alliance Technology Fund, had an average annual return of 13.76% for the 12-month period ended November 30, 1996.


INVESTMENT RESULTS*
                       TOTAL RETURNS FOR THE PERIOD ENDED
                                NOVEMBER 30, 1996
                             6 MONTHS      12 MONTHS
                           ------------  -------------
ALLIANCE TECHNOLOGY FUND       8.71%         16.05%
PSE HIGH TECH INDEX           11.00          22.97
S&P 500 STOCK INDEX           14.37          27.87


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR EACH PERIOD AND ARE BASED ON THE NET ASSET VALUE OF CLASS A SHARES AS OF 11/30/96. TOTAL RETURNS FOR CLASS B, CLASS C, AND ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES. RETURNS FOR THE FUND AND ITS COMPARATIVE INDICES INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. ADDITIONAL PERFORMANCE RESULTS APPEAR ON PAGE 3.


As of this writing, the early phase of fourth quarter earnings reports are encouraging, resulting in a strong relative start for Fund holdings in 1997.

ECONOMIC CONDITIONS
The most notable characteristic of the U.S. economy today is the longevity of the current economic upswing. In addition to helping to reelect President Clinton, it has popularized the thought that the business cycle has been tamed and that we are now destined for that promised land of steady growth and low inflation, with almost everything in balance as far as the eye can see. Good things don't last forever and neither will this propitious set of economic circumstances. However, several factors are at work which could extend this friendly environment for a while longer. These include: more sophisticated information technologies and more efficient manufacturing methods; better inventory control; the growing importance of the service sector; growth in world trade and investment; and some learning experience from past cycles on the part of the business community as well as consumers. Most of these things are also extending beyond the U.S., including that first driver which we are most familiar with (information technologies) and expand on below.

TECHNOLOGY COMMENTARY
Perhaps we are too close to our subject, but our conviction that technology is fundamentally transforming almost every aspect of corporate and social life has never been greater. The author Jeremy Rifkin puts it well: "The global economy is undergoing a fundamental transformation that will reshape civilization in the twenty-first century. Sophisticated computers, telecommunications, robotics, and other information age technologies are fast replacing human beings in virtually every sector and industry. The hard reality that economists and politicians are reluctant to acknowledge is that manufacturing and much of the service sector are undergoing a transformation as profound as the one experienced by the agricultural sector earlier in this century, when machines boosted production and displaced millions of farmers. The chairman of the Federal Reserve Board, Alan Greenspan, also understands that something big is going on. "The advent of the transistor and the integrated circuit and, as a consequence, the emergence of the modern computer, telecommunication and satellite technologies have fundamentally changed the structure of the American economy..."

Unfortunately, all this change will not occur smoothly. As Rifkin argues, the opposite is a more likely scenario. What is different now, however, is that the disruption and change which technology companies have always known


1



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

is extending to other industries. Many sectors of our economy--finance, manufacturing, education, retailing and communications, to name a few--will be restructured. Some companies will fail, certain jobs will be lost forever and income will be redistributed. Nevertheless, the digital age is a locomotive with gathering momentum. It is not stoppable. Fortunately, this also means that the wind is at our backs in managing this portfolio. The inevitable changes which lie ahead will present a steady source of new investment opportunities. Although as portfolio managers we are constantly challenged by this change--the number of corporations which cannot accomodate it will be increasing--we must embrace change whenever it is prudent to do so. Experience has taught us that resisting it is usually a losing proposition.

CURRENT OUTLOOK
Convergence is an overused term in the technology field but it seems appropriate at present. Several factors are coming together in a positive way, including:

 .  availability of Microsoft's Win NT 4.0 operating system;

 . declines in the price of Pentium-based computers and servers and computer memory (DRAMs);

 .  completion of an inventory depletion cycle in semiconductors and peripherals;

 .  upgrade of obsolete corporate Pcs;

 . buildup of corporate data networks and the rich applications which can take advantage of them;

 . growth in Internet use by consumers and Internet/Intranet use by corporations.

These developments are translating themselves into more favorable fundamentals at many of the companies in the portfolio. Intel, for example, has twice announced better-than-expected trends in its microprocessor business, while COMPAQ Computer and Dell Computer have experienced similar growth. In networking, Cisco Systems and 3Com both claim that the overall networking business is growing in excess of 40% annually. Altera and Microchip Technology are additional examples of companies seeing an acceleration in customer orders.

The third calendar quarter of 1996 saw fewer disappointments than in previous reporting periods and we are poised for a strong finish to a year of uneven technology profit growth. At this point, 1997 also appears favorable for many technology companies. What puzzles us is the growing popularity in the investment community of a smaller number of technology firms. While we admit that the strong have a tendency to get stronger, technology is also a universe of diversity and impressive growth in many places. Further narrowing of leadership, should it continue, will motivate us to look more diligently for those companies which are improving their growth prospects but are not yet enjoying the attention of most investors.

As always, we appreciate your support of our efforts.

Sincerely,

John D. Carifa
Chairman

Peter Anastos
Senior Vice President

Gerald T. Malone
Vice President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

Alliance Technology Fund is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substanially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-know, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1996

CLASS A SHARES
                       WITHOUT         WITH
                    SALES CHARGE   SALES CHARGE
                    ------------   ------------
 . One Year             16.05%         11.12%
 . Five Years           29.68%         28.56%
 . Ten Years            19.66%         19.14%


Average annual total returns reflect investment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A. Total returns for Class B, Class C, and Advisor Class shares will differ due to different expenses associated with those classes.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


3



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT:
11/30/86 TO 11/30/96

$59,000
$54,000
$49,000
$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000

TECHNOLOGY FUND CLASS A: $57,638

PSE HIGH TECH INDEX

S&P 500 STOCK INDEX

11/30/86           11/30/96


This chart illustrates the total value of a hypothetical $10,000 investment in Class A shares as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from an initial $10,000 investment and assumes the reinvestment of capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gains or losses.

Both the S&P 500 Stock Index and the Pacific Stock Exchange High Tech Index are unmanaged. The S&P 500 tracks 500 companies and is a common measure of the overall U.S. stock market. The Pacific Stock Exchange High Tech Index measures the performance of technology stocks traded on the Pacific Stock Exchange.

When comparing Alliance Technology Fund to the indices shown above, remember that sales charges and expenses are not reflected in the performance of indices.


Technology Fund
S&P 500 Stock Index
PSE High-Tech Index


4



TEN LARGEST HOLDINGS
NOVEMBER 30, 1996                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                  VALUE            PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
3Com Corp.                          $ 63,856,250                   4.7%
Cisco Systems, Inc.                   62,852,250                   4.6
Oracle Systems Corp.                  58,800,000                   4.3
Intel Corp.                           55,825,000                   4.1
COMPAQ Computer Corp.                 52,384,250                   3.8
Dell Computer Corp.                   50,670,225                   3.7
Altera Corp.                          49,150,500                   3.6
First Data Corp.                      36,286,250                   2.7
Solectron Corp.                       33,637,500                   2.5
Seagate Technology, Inc.              32,832,400                   2.4
                                    $496,294,625                  36.4%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1996
_______________________________________________________________________________

                                                       SHARES*
                                       ------------------------------------
PURCHASES                                 BOUGHT          HOLDINGS 11/30/96
---------------------------------------------------------------------------
3Com Corp.                               200,200               850,000
Ascend Communications, Inc.              421,300               421,300
Atmel Corp.                              307,400               821,000
Forte Software, Inc.                     231,800               231,800
Integrated Systems, Inc. Cl.A            398,100               447,800
LSI Logic Corp.                          507,500               507,500
MFS Communications, Inc.                 234,500               234,500
Microchip Technology, Inc.               269,535               423,770
Netscape Communications Corp.            520,000               520,000
PairGain Technologies, Inc.              129,900               129,900


SALES                                      SOLD           HOLDINGS 11/30/96
---------------------------------------------------------------------------
Applied Materials, Inc.                  193,600               401,400
Bay Networks, Inc.                       530,000                    -0-
Broadway & Seymour, Inc.                 332,600               370,000
Compu Serve Corp.                        136,700                    -0-
Diamond Multimedia Systems               103,400                    -0-
H & R Block, Inc.                        305,000                    -0-
Hewlett-Packard Co.                      350,000                    -0-
Quantum Corp.                            500,000                    -0-
Silicon Graphics, Inc.                   200,000                    -0-
Standard Microsystems Corp.              274,300                    -0-


*    Adjusted for stock splits.


5



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-92.2%
TECHNOLOGY-91.3%
COMMUNICATION EQUIPMENT-0.2%
Farallon Communications, Inc. (a)               270,000     $  3,172,500
COMMUNICATIONS-8.9%
DSP Communications, Inc. (a)                    337,900       13,135,862
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (b)    880,000       27,170,000
Gandalf Technologies, Inc. (a)                  855,000        3,045,938
General Instrument Corp. (a)                    400,000        8,850,000
Glenayre Technologies, Inc. (a)                 965,000       23,039,375
Nokia Corp. (ADR) (c)                           358,000       20,092,750
PairGain Technologies, Inc. (a)                 129,900        8,297,363
Picturetel Corp. (a)                            150,000        4,162,500
Scientific-Atlanta, Inc.                        855,000       13,252,500
                                                             ------------
                                                             121,046,288

COMPUTER HARDWARE-8.5%
COMPAQ Computer Corp. (a)                       661,000       52,384,250
Dell Computer Corp. (a)                         498,600       50,670,225
Sun Microsystems, Inc. (a)                      220,000       12,815,000
                                                             ------------
                                                             115,869,475

COMPUTER PERIPHERALS-4.1%
Seagate Technology, Inc. (a)                    831,200       32,832,400
Stormedia, Inc. (a)                             503,550        6,420,263
Western Digital Corp. (a)                       304,400       16,361,500
                                                             ------------
                                                              55,614,163

COMPUTER SERVICES-10.6%
Affiliated Computer Services, Inc. Cl.A (a)     264,000        7,656,000
Broadway & Seymour, Inc. (a)                    370,000        3,515,000
Computer Sciences Corp. (a)                     157,500       12,383,437
DST Systems, Inc. (a)                           293,000        9,485,875
Electronic Data Systems Corp.                   673,600       32,585,400
First Data Corp.                                910,000       36,286,250
Gartner Group Inc. (a)                          400,000       14,600,000
PMT Services, Inc. (a)                          443,700        9,484,088
Renaissance Solutions, Inc. (a)                 322,000       12,155,500
Sabre Group Holdings, Inc. Cl.A (a)             177,800        5,200,650
USCS International, Inc. (a)                     64,500        1,080,375
                                                             ------------
                                                             144,432,575

COMPUTER SOFTWARE-17.8%
I2 Technologies, Inc. (a)                       139,400        5,297,200
Applix, Inc. (a)                                330,000        6,517,500
Cognos, Inc. (a)                                113,200        4,301,600
Electronic Arts, Inc. (a)                       215,000        6,906,875
Forte Software, Inc. (a)                        231,800        7,359,650
HBO & Co.                                       410,000       23,318,750
Informix Corp. (a)                              995,800       23,650,250
Integrated Systems, Inc. Cl.A (a)               447,800        9,627,700
Macromedia, Inc. (a)                            365,000        6,615,625
Maxis, Inc. (a)                                 175,000        2,625,000
Microsoft Corp. (a)                             110,000       17,256,250
Netscape Communications Corp. (a)               520,000       29,055,000
Object Design, Inc. (a)                         285,000        3,669,375
Oracle Systems Corp. (a)                      1,200,000       58,800,000
Pegasystems, Inc. (a)                           187,500        5,601,562
Rational Software Corp. (a)                     598,800       21,107,700
Software 2000, Inc. (a)                         648,200        5,347,650
Spectrum Holobyte, Inc. (a)                     400,000        2,000,000
Spyglass, Inc. (a)                              303,000        3,124,688
Storm Technology, Inc. (a)                      101,300          810,400
                                                             ------------
                                                             242,992,775

NETWORK SOFTWARE-18.3%
3Com Corp. (a)                                  850,000       63,856,250
Ascend Communications, Inc. (a)                 421,300       29,964,962
Cabletron Systems, Inc. (a)                     643,400       25,977,275
Cascade Communications Corp. (a)                386,800       26,737,550
Cisco Systems, Inc. (a)                         926,000       62,852,250
Fore Systems (a)                                600,000       23,550,000


6



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Newbridge Networks Corp. (a)                    317,000     $  9,430,750
Shiva Corp. (a)                                 190,000        7,837,500
                                                             ------------
                                                             250,206,537

SEMI-CONDUCTOR COMPONENTS-14.0%
Altera Corp. (a)                                651,000       49,150,500
Atmel Corp. (a)                                 821,000       26,990,375
Intel Corp.                                     440,000       55,825,000
LSI Logic Corp. (a)                             507,500       15,288,438
Microchip Technology, Inc. (a)                  423,770       20,235,017
Micron Technology, Inc.                         245,400        8,128,875
National Semiconductor Corp. (a)                500,000       12,250,000
Oak Technology, Inc. (a)                        278,000        2,745,250
                                                             ------------
                                                             190,613,455

SEMI-CONDUCTOR EQUIPMENT-3.6%
Applied Materials, Inc. (a)                     401,400       15,303,375
Lam Research Corp. (a)                          369,230       13,246,126
Silicon Valley Group, Inc. (a)                  236,000        5,015,000
Teradyne, Inc. (a)                              678,000       16,017,750
                                                             ------------
                                                              49,582,251

TELEPHONE UTILITIES-0.8%
MFS Communications, Inc. (a)                    234,500       11,314,625

MISCELLANEOUS-4.5%
Ingram Micro, Inc. Cl.A (a)                     147,600        3,634,650
Sanmina Holdings Corp. (a)                      556,600       24,281,675


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
Solectron Corp. (a)                             575,000   $   33,637,500
                                                          ---------------
                                                              61,553,825

                                                          ---------------
                                                           1,246,398,469

BUSINESS SERVICES-0.9%
COMMERCIAL SERVICES-0.9%
Abacus Direct Corp. (a)                          23,300          565,025
CUC International, Inc. (a)                     419,908       11,075,073
                                                          ---------------
                                                              11,640,098

Total Common Stocks
  (cost $855,976,381)                                      1,258,038,567

PRIVATE PLACEMENT-0.0%
Interactive Light Holdings, Inc.
  8.00%, 2/07/99 (d)
  (cost $500,000)                               $   500          500,000

SHORT-TERM INVESTMENTS-7.8%
American Express Co.
  5.28%, 12/04/96                                35,800       35,784,248
General Electric Capital Corp.
  5.15%, 12/02/96                                32,000       31,995,422
Prudential Funding
  5.35%, 12/03/96                                34,000       33,989,895
State Street Cayman Islands
  5.00%, 12/02/96                                 4,080        4,080,000
Total Short-Term Investments
  (amortized cost $105,849,565)                              105,849,565

TOTAL INVESTMENTS-100.0%
  (cost $962,325,946)                                      1,364,388,132
Other assets less liabilities-0.0%                               447,659

NET ASSETS-100%                                           $1,364,835,791


(a)  Non-income producing security.
(b)  Country of origin - Sweden.
(c)  Country of origin - Finland.
(d)  Illiquid security, valued at fair value (see Notes A & F).

     Glossary:
     ADR - American Depository Receipt.

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $962,325,946)        $1,364,388,132
  Cash                                                                    1,624
  Receivable for investment securities sold                          16,164,739
  Receivable for capital stock sold                                   6,965,525
  Dividends and interest receivable                                     250,443
  Total assets                                                    1,387,770,463

LIABILITIES
  Payable for investment securities purchased                        16,482,890
  Advisory fee payable                                                3,412,089
  Payable for capital stock redeemed                                  1,804,761
  Distribution fee payable                                              740,150
  Accrued expenses and other liabilities                                494,782
  Total liabilities                                                  22,934,672

NET ASSETS                                                       $1,364,835,791

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      271,029
  Additional paid-in capital                                        950,634,306
  Accumulated net realized gain on investments                       11,868,270
  Net unrealized appreciation of investments                        402,062,186
                                                                 $1,364,835,791

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($594,861,204/
    11,629,025 shares of capital stock issued and outstanding)           $51.15
  Sales charge--4.25% of public offering price                             2.27
  Maximum offering price                                                 $53.42

  CLASS B SHARES
  Net asset value and offering price per share($660,920,933/
    13,282,541 shares of capital stock issued and outstanding)           $49.76

  CLASS C SHARES
  Net asset value and offering price per share($108,487,855/
    2,180,264 shares of capital stock issued and outstanding)            $49.76

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($565,799
    /11,057 shares of capital stock issued and outstanding)              $51.17


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996                           ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                          $ 7,263,611
  Dividends (net of foreign taxes withheld
    of $28,232)                                       1,153,669   $  8,417,280

EXPENSES
  Advisory fee                                       10,945,614
  Distribution fee - Class A                          1,415,075
  Distribution fee - Class B                          4,446,418
  Distribution fee - Class C                            732,390
  Transfer agency                                     2,085,004
  Registration                                          332,851
  Printing                                              221,172
  Custodian                                             197,845
  Administrative                                        135,000
  Audit and legal                                       131,933
  Directors' fees                                        80,000
  Taxes                                                  53,802
  Miscellaneous                                          79,500
  Total expenses                                                    20,856,604
  Net investment loss                                              (12,439,324)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       9,777,700
  Net change in unrealized appreciation of investments             194,911,740
  Net gain on investments                                          204,689,440

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $192,250,116


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                                     YEAR ENDED    YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1996           1995
                                                 ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                            $  (12,439,324)  $ (4,284,876)
  Net realized gain on investment transactions        9,777,700     44,181,728
  Net change in unrealized appreciation of
    investments                                     194,911,740    135,347,622
  Net increase in net assets from operations        192,250,116    175,244,474

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                         (20,562,397)   (20,080,339)
    Class B                                         (14,814,489)    (1,920,276)
    Class C                                          (2,297,287)      (617,474)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      491,726,042    337,111,623
  Total increase                                    646,301,985    489,738,008

NET ASSETS
  Beginning of year                                 718,533,806    228,795,798
  End of year                                    $1,364,835,791   $718,533,806


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Technology Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the regular close of the New York Stock Exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their resale) are valued at their fair value as determined in good faith by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. At November 30, 1996 the Fund reclassified $12,439,324 from accumulated net investment loss to additional paid-in capital. This reclassification had no effect on net investment loss, net realized gains and losses and net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser"), an advisory fee at a quarterly rate equal to .25 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $135,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,493,231 for the year ended November 30, 1996.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $448,982 from the sale of Class A shares and $1,108,455 and $12,708 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively for the year ended November 30, 1996.

Brokerage commissions paid for the year ended November 30, 1996 on securities transactions amounted to $603,145, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") nor to DLJ directly, an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $20,749,046 and $892,004, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments and U.S. Government obligations) aggregated $691,812,246 and $259,943,126, respectively, for the year ended November 30, 1996. At November 30, 1996, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $467,332,172 and gross unrealized depreciation of investments was $65,269,986 resulting in net unrealized appreciation of $402,062,186.

For investment and hedging purposes, the Fund purchases put and call options on stock and stock indices that are traded on U.S. securities exchanges and over-the-counter markets. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. For the year ended November 30, 1996, the Fund realized losses of $6,455,147 in options transactions.


12



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 250,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Class A shares consist of 100,000,000 authorized shares, Class B, Class C and Advisor Class each consist of 50,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            6,739,722     5,476,959    $295,599,004    $217,962,229
Shares issued in
  reinvestment of
  distributions          444,491       650,071      18,184,138      18,676,512
Shares converted
  from Class B            71,011            -0-      3,227,821              -0-
Shares redeemed       (4,165,299)   (3,934,390)   (185,541,160)   (148,687,714)
Net increase           3,089,925     2,192,640    $131,469,803    $ 87,951,027

CLASS B
Shares sold            9,295,231     6,758,431    $397,304,488    $273,611,720
Shares issued in
  reinvestment of
  distributions          288,200        50,219      11,551,039       1,424,212
Shares converted
  to Class A             (72,846)           -0-     (3,227,821)             -0-
Shares redeemed       (2,284,157)   (1,334,495)    (98,298,021)    (54,629,325)
Net increase           7,226,428     5,474,155    $307,329,685    $220,406,607

CLASS C
Shares sold            2,488,614     1,323,714    $106,395,529    $ 53,165,092
Shares issued in
  reinvestment of
  distributions           34,075        12,351       1,366,065         350,273
Shares redeemed       (1,285,491)     (629,320)    (55,371,330)    (24,761,376)
Net increase           1,237,198       706,745    $ 52,390,264    $ 28,753,989


                     OCT. 2,1996*                  OCT. 2,1996*
                          TO                             TO
                     NOV. 30,1996                  NOV. 30,1996
                     ------------                 -------------
ADVISOR CLASS
Shares sold               11,363                  $    551,761
Shares issued in
  reinvestment of
  distributions               -0-                           -0-
Shares redeemed             (306)                      (15,471)
Net increase              11,057                  $    536,290


*    Commencement of distribution.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE F: ILLIQUID SECURITY
                                  DATE ACQUIRED       COST
                                  -------------   ------------
Interactive Light Holdings, Inc.
  8.00%, 2/07/99                     1/27/94        $500,000

The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at November 30, 1996 was $500,000, representing .04% of net assets.


14



FINANCIAL HIGHLIGHTS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS A
                                            ---------------------------------------------------------------------
                                                                           JANUARY 1,
                                              YEAR ENDED NOVEMBER 30,       1994 TO      YEAR ENDED DECEMBER 31,
                                            ---------------------------   NOVEMBER 30,  -------------------------
                                                1996           1995          1994(A)        1993         1992
                                            -------------  ------------  -------------  -----------  ------------
Net asset value, beginning of period          $46.64         $31.98        $26.12         $28.20       $26.38

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.39)(b)       (.30)(b)      (.32)          (.29)        (.22)(b)
Net realized and unrealized gain on
  investments                                   7.28          18.13          6.18           6.39         4.31
Net increase in net asset value from
  operations                                    6.89          17.83          5.86           6.10         4.09

LESS: DISTRIBUTIONS
Distributions from net realized gains          (2.38)         (3.17)           -0-         (8.18)       (2.27)
Net asset value, end of period                $51.15         $46.64        $31.98         $26.12       $28.20

TOTAL RETURN
Total investment return based on net
  asset value (c)                              16.05%         61.93%        22.43%         21.63%       15.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $594,861       $398,262      $202,929       $173,732     $173,566
Ratio of expenses to average net assets         1.74%          1.75%         1.66%(d)       1.73%        1.61%
Ratio of net investment loss to average
  net assets                                    (.87)%         (.77)%       (1.22)%(d)     (1.32)%       (.90)%
Portfolio turnover rate                           30%            55%           55%            64%          73%
Average commission rate (e)                   $.0612             --            --             --           --


See footnote summary on page 18.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS B
                                            ---------------------------------------------------------
                                                                           JANUARY 1,       MAY 3,
                                              YEAR ENDED NOVEMBER 30,       1994 TO       1993(F) TO
                                            ---------------------------   NOVEMBER 30,   DECEMBER 31,
                                                1996           1995         1994(A)         1993
                                            -------------  ------------  -------------  -------------
Net asset value, beginning of period          $45.76         $31.61        $25.98         $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.70)(b)       (.60)(b)      (.23)          (.12)
Net realized and unrealized gain on
  investments                                   7.08          17.92          5.86           6.84
Net increase in net asset value from
  operations                                    6.38          17.32          5.63           6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains          (2.38)         (3.17)           -0-         (8.18)
Net asset value, end of period                $49.76         $45.76        $31.61         $25.98

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.20%         60.95%        21.67%         24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $660,921       $277,111       $18,397         $1,645
Ratio of expenses to average net assets         2.44%          2.48%         2.43%(d)       2.57%(d)
Ratio of net investment loss to average
  net assets                                   (1.61)%        (1.47)%       (1.95)%(d)     (2.30)%(d)
Portfolio turnover rate                           30%            55%           55%            64%
Average commission rate (e)                   $.0612             --            --             --


See footnote summary on page 18.


16



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS C
                                            ---------------------------------------------------------
                                                                           JANUARY 1,       MAY 3,
                                               YEAR ENDED NOVEMBER 30,      1994 TO       1993(F) TO
                                            ---------------------------   NOVEMBER 30,   DECEMBER 31,
                                                1996           1995         1994(A)         1993
                                            -------------  ------------  -------------  -------------
Net asset value, beginning of period          $45.77         $31.61        $25.98         $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.70)(b)       (.58)(b)      (.24)          (.13)
Net realized and unrealized gain on
  investments                                   7.07          17.91          5.87           6.85
Net increase in net asset value from
  operations                                    6.37          17.33          5.63           6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains          (2.38)         (3.17)           -0-         (8.18)
Net asset value, end of period                $49.76         $45.77        $31.61         $25.98

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.17%         60.98%        21.67%         24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $108,488        $43,161        $7,470         $1,096
Ratio of expenses to average net assets         2.44%          2.48%         2.41%(d)       2.52%(d)
Ratio of net investment loss to average
  net assets                                   (1.60)%        (1.47)%       (1.94)%(d)     (2.25)%(d)
Portfolio turnover rate                           30%            55%           55%            64%
Average commission rate (e)                   $.0612             --            --             --


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         ADVISOR CLASS
                                                        ---------------
                                                        OCT. 2,1996 (F)
                                                               TO
                                                          NOV. 30,1996
                                                        ---------------
Net asset value, beginning of period                       $47.32

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                          (.05)(b)
Net realized and unrealized gain on investments              3.90
Net increase in net asset value from operations              3.85
Net asset value, end of period                             $51.17

TOTAL RETURN
Total investment return based on net asset value (c)         8.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $566
Ratio of expenses to average net assets                      1.75%(d)
Ratio of net investment loss to average net assets          (1.21)%(d)
Portfolio turnover rate                                        30%
Average commission rate (e)                                $.0612


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(f)  Commencement of distribution.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE TECHNOLOGY FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP
New York, New York
January 9, 1997



FEDERAL TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For the fiscal year ended November 30, 1996 the Fund designates $21,125,181 paid to (Class A, B and C) shareholders as capital gain dividends.


19



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ROBERT C. ALEXANDER (1)
DAVID H. DIEVLER (1)
DR. CHARLES H. FERGUSON (1)
WILLIAM H. FOULK, JR. (1)
D. JAMES GUZY (1)
MARSHALL C. TURNER, JR. (1)

OFFICERS
PETER ANASTOS, SENIOR VICE PRESIDENT
THOMAS G. BARDONG, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21



ALLIANCE TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

TECAR